FINANCIAL INCOME (EXPENSES), NET	12 Months Ended
Dec. 31, 2016
Nonoperating Income (Expense) [Abstract]
FINANCIAL INCOME (EXPENSES), NET
NOTE 10:-	FINANCIAL INCOME (EXPENSES), NET

	Year ended December 31,
	2014	2015	2016

Bank charges	$(113)	$(168)	$(226)
Income related to hedging activity	3,294	2,085	748
Exchange rate loss	(1,452)	(2,082)	(1,122)

Total income (expenses)	1,729	(165)	(600)

Interest income	415	242	847

Total financial income, net	$2,144	$77	$247